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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): March 13, 2000


                               ALLOY ONLINE, INC.
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             (Exact name of registrant as specified in its charter)


                                    000-26023
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                                   (Commission
                                  File Number)


    Delaware                                                     04-3310676
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(State or other                                              (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)

                         151 WEST 26TH STREET, SUITE 11F
                               NEW YORK, NY 10001
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 244-4307
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Item 5.  Other Events.

         On March 13, 2000 the Registrant publicly disseminated a press release announcing that the Registrant entered into a financial and strategic arrangement with Liberty Digital, Inc. (Nasdaq: LDIG), a subsidiary of Liberty Media Group, Inc. Based on the closing price of Liberty Digital, Inc. common stock on Friday, March 10, 2000, the transaction is valued at approximately $54 million. In connection with the transactions announced in the press release, Registrant agreed to appoint one person nominated by LDIG to fill a vacancy on the Registrant's board of directors whose term expires in the year 2001. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


Item 7.  Financial Statements and Exhibits.


(c)      Exhibits.

         99.1        The Registrant's Press Release dated March 13, 2000.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March __, 2000                            ALLOY ONLINE, INC.
                                                (Registrant)



                                            By: /s/ Matthew C. Diamond
                                                --------------------------------
                                                Matthew C. Diamond
                                                Chief Executive Officer
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                                  EXHIBIT INDEX


         99.1      The Registrant's Press Release dated March 13, 2000.